The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the

correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $1

Janus Henderson Global Income Mangaged Volatility Fund $769

Janus Henderson International Managed Volatility Fund $172

Janus Henderson U.S. Core Fund $405

Janus Henderson U.S. Managed Volatility Fund $633

Janus Henderson Adaptive Global Allocation Fund $5

Janus Henderson Diversified Alternatives Fund $85

Janus Henderson Flexible Bond Fund $14,497

Janus Henderson Global Allocation Fund - Conservative $25

Janus Henderson Global Allocation Fund - Growth $66

Janus Henderson Global Allocation Fund - Moderate $107

Janus Henderson Global Bond Fund $147

Janus Henderson Global Unconstrained Bond Fund $4,083

Janus Henderson High-Yield Fund $3,500

Janus Henderson Multi-Sector Income Fund $535

Janus Henderson Real Return Fund $119

Janus Henderson Short-Term Bond Fund $1,435

Janus Henderson Large Cap Value Fund $59

Janus Henderson Mid Cap Value Fund $604

Janus Henderson Select Value Fund $4

Janus Henderson Small Cap Value Fund $96

Janus Henderson Value Plus Income Fund $152

Janus Henderson All Asset Fund $16

Janus Henderson Dividend & Income Builder Fund $821

Janus Henderson Strategic Income Fund $1,540

Janus Henderson International Long/Short Equity Fund $0

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0

Janus Henderson Global Income Mangaged Volatility Fund $356

Janus Henderson International Managed Volatility Fund $29

Janus Henderson U.S. Core Fund $99

Janus Henderson U.S. Managed Volatility Fund $223

Janus Henderson Adaptive Global Allocation Fund $2

Janus Henderson Diversified Alternatives Fund $40

Janus Henderson Flexible Bond Fund $6,481

Janus Henderson Global Allocation Fund - Conservative $27

Janus Henderson Global Allocation Fund - Growth $23

Janus Henderson Global Allocation Fund - Moderate $20

Janus Henderson Global Bond Fund $43

Janus Henderson Global Unconstrained Bond Fund $1,776

Janus Henderson High-Yield Fund $2,416

Janus Henderson Multi-Sector Income Fund $206

Janus Henderson Real Return Fund $72

Janus Henderson Short-Term Bond Fund $233

Janus Henderson Large Cap Value Fund $13

Janus Henderson Mid Cap Value Fund $0

Janus Henderson Select Value Fund $1

Janus Henderson Small Cap Value Fund $1

Janus Henderson Value Plus Income Fund $82

Janus Henderson All Asset Fund $0

Janus Henderson Dividend & Income Builder Fund $693

Janus Henderson Strategic Income Fund $887

Janus Henderson International Long/Short Equity Fund $4

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $23

Janus Henderson Global Income Mangaged Volatility Fund $1,645

Janus Henderson International Managed Volatility Fund $46

Janus Henderson U.S. Core Fund $6,158

Janus Henderson U.S. Managed Volatility Fund $400

Janus Henderson Adaptive Global Allocation Fund $13

Janus Henderson Diversified Alternatives Fund $129

Janus Henderson Flexible Bond Fund $18,306

Janus Henderson Global Allocation Fund - Conservative $1,645

Janus Henderson Global Allocation Fund - Growth $2,635

Janus Henderson Global Allocation Fund - Moderate $2,422

Janus Henderson Global Bond Fund $209

Janus Henderson Global Unconstrained Bond Fund $626

Janus Henderson High-Yield Fund $21,972

Janus Henderson Multi-Sector Income Fund $918

Janus Henderson Real Return Fund $331

Janus Henderson Short-Term Bond Fund $2,629

Janus Henderson Large Cap Value Fund $732

Janus Henderson Mid Cap Value Fund $6,712

Janus Henderson Select Value Fund $179

Janus Henderson Small Cap Value Fund $694

Janus Henderson Value Plus Income Fund $750

Janus Henderson All Asset Fund $0

Janus Henderson Dividend & Income Builder Fund $4

Janus Henderson Strategic Income Fund $1

Janus Henderson International Long/Short Equity Fund $0

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10

Janus Henderson Global Income Mangaged Volatility Fund $1,700

Janus Henderson International Managed Volatility Fund $385

Janus Henderson U.S. Core Fund $2,512

Janus Henderson U.S. Managed Volatility Fund $4,404

Janus Henderson Adaptive Global Allocation Fund $13

Janus Henderson Diversified Alternatives Fund $105

Janus Henderson Flexible Bond Fund $158,686

Janus Henderson Global Allocation Fund - Conservative $42

Janus Henderson Global Allocation Fund - Growth $63

Janus Henderson Global Allocation Fund - Moderate $53

Janus Henderson Global Bond Fund $666

Janus Henderson Global Unconstrained Bond Fund $60,159

Janus Henderson High-Yield Fund $33,388

Janus Henderson Multi-Sector Income Fund $2,151

Janus Henderson Real Return Fund $90

Janus Henderson Short-Term Bond Fund $7,658

Janus Henderson Large Cap Value Fund $579

Janus Henderson Mid Cap Value Fund $7,573

Janus Henderson Select Value Fund $610

Janus Henderson Small Cap Value Fund $4,733

Janus Henderson Value Plus Income Fund $131

Janus Henderson All Asset Fund $53

Janus Henderson Dividend & Income Builder Fund $2,076

Janus Henderson Strategic Income Fund $9,425

Janus Henderson International Long/Short Equity Fund $224

L-Class

Janus Henderson Mid Cap Value Fund $79

Janus Henderson Small Cap Value Fund $1,128

N-Class

Janus Henderson U.S. Core Fund $308

Janus Henderson International Managed Volatility Fund $989

Janus Henderson U.S. Managed Volatility Fund $1,318

Janus Henderson Adaptive Global Allocation Fund $545

Janus Henderson Diversified Alternatives Fund $1,334

Janus Henderson Flexible Bond Fund $17,318

Janus Henderson Global Bond Fund $3,951

Janus Henderson Global Unconstrained Bond Fund $216

Janus Henderson High-Yield Fund $1,707

Janus Henderson Multi-Sector Income Fund $135

Janus Henderson Short-Term Bond Fund $508

Janus Henderson Large Cap Value Fund $1,256

Janus Henderson Mid Cap Value Fund $896

Janus Henderson Small Cap Value Fund $1,507

Janus Henderson All Asset Fund $241

Janus Henderson Dividend & Income Builder Fund $7

Janus Henderson Strategic Income Fund $42

Janus Henderson International Long/Short Equity Fund $110

R-Class

Janus Henderson Flexible Bond Fund $992

Janus Henderson Global Unconstrained Bond Fund $11

Janus Henderson High-Yield Fund $80

Janus Henderson Mid Cap Value Fund $166

Janus Henderson Small Cap Value Fund $29

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $1

Janus Henderson Global Income Mangaged Volatility Fund $9

Janus Henderson International Managed Volatility Fund $26

Janus Henderson U.S. Core Fund $506

Janus Henderson U.S. Managed Volatility Fund $51

Janus Henderson Adaptive Global Allocation Fund $9

Janus Henderson Diversified Alternatives Fund $41

Janus Henderson Flexible Bond Fund $1,496

Janus Henderson Global Allocation Fund - Conservative $9

Janus Henderson Global Allocation Fund - Growth $23

Janus Henderson Global Allocation Fund - Moderate $21

Janus Henderson Global Bond Fund $7

Janus Henderson Global Unconstrained Bond Fund $25

Janus Henderson High-Yield Fund $104

Janus Henderson Multi-Sector Income Fund $87

Janus Henderson Real Return Fund $25

Janus Henderson Short-Term Bond Fund $27

Janus Henderson Large Cap Value Fund $4

Janus Henderson Mid Cap Value Fund $989

Janus Henderson Select Value Fund $1

Janus Henderson Small Cap Value Fund $155

Janus Henderson Value Plus Income Fund $42

Janus Henderson All Asset Fund $0

Janus Henderson Dividend & Income Builder Fund $1

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $2

Janus Henderson Global Income Mangaged Volatility Fund $1,703

Janus Henderson International Managed Volatility Fund $409

Janus Henderson U.S. Core Fund $2,308

Janus Henderson U.S. Managed Volatility Fund $3,011

Janus Henderson Adaptive Global Allocation Fund $12

Janus Henderson Diversified Alternatives Fund $71

Janus Henderson Flexible Bond Fund $40,235

Janus Henderson Global Allocation Fund - Conservative $226

Janus Henderson Global Allocation Fund - Growth $212

Janus Henderson Global Allocation Fund - Moderate $200

Janus Henderson Global Bond Fund $132

Janus Henderson Global Unconstrained Bond Fund $7,839

Janus Henderson High-Yield Fund $61,039

Janus Henderson Multi-Sector Income Fund $553

Janus Henderson Real Return Fund $103

Janus Henderson Short-Term Bond Fund $17,376

Janus Henderson Large Cap Value Fund $80

Janus Henderson Mid Cap Value Fund $12,297

Janus Henderson Select Value Fund $40

Janus Henderson Small Cap Value Fund $3,114

Janus Henderson Value Plus Income Fund $84

Janus Henderson All Asset Fund $0

Janus Henderson Dividend & Income Builder Fund $1

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 73A correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.0963

Janus Henderson Global Income Mangaged Volatility Fund $0.3525

Janus Henderson International Managed Volatility Fund $0.1340

Janus Henderson U.S. Core Fund $0.3453

Janus Henderson U.S. Managed Volatility Fund $0.1791

Janus Henderson Adaptive Global Allocation Fund $0.0879

Janus Henderson Diversified Alternatives Fund $0.2799

Janus Henderson Flexible Bond Fund $0.2694

Janus Henderson Global Allocation Fund - Conservative $0.0491

Janus Henderson Global Allocation Fund - Growth $0.1551

Janus Henderson Global Allocation Fund - Moderate $0.1136

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.3875

Janus Henderson High-Yield Fund $0.4966

Janus Henderson Multi-Sector Income Fund $0.5139

Janus Henderson Real Return Fund $0.3280

Janus Henderson Short-Term Bond Fund $0.0377

Janus Henderson Large Cap Value Fund $0.2447

Janus Henderson Mid Cap Value Fund $0.0845

Janus Henderson Select Value Fund $0.1187

Janus Henderson Small Cap Value Fund $0.0455

Janus Henderson Value Plus Income Fund $0.2632

Janus Henderson All Asset Fund $0.0432

Janus Henderson Dividend & Income Builder Fund $0.3493

Janus Henderson Strategic Income Fund $0.1137

Janus Henderson International Long/Short Equity Fund $0.0000

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.0208

Janus Henderson Global Income Mangaged Volatility Fund $0.2652

Janus Henderson International Managed Volatility Fund $0.0920

Janus Henderson U.S. Core Fund $0.1317

Janus Henderson U.S. Managed Volatility Fund $0.0889

Janus Henderson Adaptive Global Allocation Fund $0.0166

Janus Henderson Diversified Alternatives Fund $0.2129

Janus Henderson Flexible Bond Fund $0.1990

Janus Henderson Global Allocation Fund - Conservative $0.0174

Janus Henderson Global Allocation Fund - Growth $0.0644

Janus Henderson Global Allocation Fund - Moderate $0.0300

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.3170

Janus Henderson High-Yield Fund $0.4391

Janus Henderson Multi-Sector Income Fund $0.4421

Janus Henderson Real Return Fund $0.2567

Janus Henderson Short-Term Bond Fund $0.0148

Janus Henderson Large Cap Value Fund $0.1060

Janus Henderson Mid Cap Value Fund $0.0000

Janus Henderson Select Value Fund $0.0824

Janus Henderson Small Cap Value Fund $0.0018

Janus Henderson Value Plus Income Fund $0.1737

Janus Henderson All Asset Fund $0.0000

Janus Henderson Dividend & Income Builder Fund $0.2664

Janus Henderson Strategic Income Fund $0.0848

Janus Henderson International Long/Short Equity Fund $0.1762

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1103

Janus Henderson Global Income Mangaged Volatility Fund $0.3818

Janus Henderson International Managed Volatility Fund $0.1313

Janus Henderson U.S. Core Fund $0.4048

Janus Henderson U.S. Managed Volatility Fund $0.1984

Janus Henderson Adaptive Global Allocation Fund $0.0942

Janus Henderson Diversified Alternatives Fund $0.2914

Janus Henderson Flexible Bond Fund $0.2950

Janus Henderson Global Allocation Fund - Conservative $0.1110

Janus Henderson Global Allocation Fund - Growth $0.1714

Janus Henderson Global Allocation Fund - Moderate $0.1430

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.3910

Janus Henderson High-Yield Fund $0.5158

Janus Henderson Multi-Sector Income Fund $0.5302

Janus Henderson Real Return Fund $0.3419

Janus Henderson Short-Term Bond Fund $0.0425

Janus Henderson Large Cap Value Fund $0.2697

Janus Henderson Mid Cap Value Fund $0.1465

Janus Henderson Select Value Fund $0.1242

Janus Henderson Small Cap Value Fund $0.1126

Janus Henderson Value Plus Income Fund $0.2767

Janus Henderson All Asset Fund $0.0000

Janus Henderson Dividend & Income Builder Fund $0.1248

Janus Henderson Strategic Income Fund $0.0144

Janus Henderson International Long/Short Equity Fund $0.0000

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1207

Janus Henderson Global Income Mangaged Volatility Fund $0.3900

Janus Henderson International Managed Volatility Fund $0.1202

Janus Henderson U.S. Core Fund $0.4363

Janus Henderson U.S. Managed Volatility Fund $0.2143

Janus Henderson Adaptive Global Allocation Fund $0.1126

Janus Henderson Diversified Alternatives Fund $0.3058

Janus Henderson Flexible Bond Fund $0.3001

Janus Henderson Global Allocation Fund - Conservative $0.1217

Janus Henderson Global Allocation Fund - Growth $0.1802

Janus Henderson Global Allocation Fund - Moderate $0.1492

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.4130

Janus Henderson High-Yield Fund $0.5241

Janus Henderson Multi-Sector Income Fund $0.5405

Janus Henderson Real Return Fund $0.3504

Janus Henderson Short-Term Bond Fund $0.0448

Janus Henderson Large Cap Value Fund $0.2705

Janus Henderson Mid Cap Value Fund $0.1452

Janus Henderson Select Value Fund $0.1232

Janus Henderson Small Cap Value Fund $0.1211

Janus Henderson Value Plus Income Fund $0.2845

Janus Henderson All Asset Fund $0.0707

Janus Henderson Dividend & Income Builder Fund $0.3786

Janus Henderson Strategic Income Fund $0.1245

Janus Henderson International Long/Short Equity Fund $0.2211

L-Class

Janus Henderson Mid Cap Value Fund $0.1532

Janus Henderson Small Cap Value Fund $0.1248

N-Class

Janus Henderson International Managed Volatility Fund $0.1506

Janus Henderson U.S. Managed Volatility Fund $0.2224

Janus Henderson U.S. Core Fund $0.4494

Janus Henderson Adaptive Global Allocation Fund $0.1130

Janus Henderson Diversified Alternatives Fund $0.3030

Janus Henderson Flexible Bond Fund $0.3113

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.4160

Janus Henderson High-Yield Fund $0.5288

Janus Henderson Multi-Sector Income Fund $0.5441

Janus Henderson Short-Term Bond Fund $0.0469

Janus Henderson Large Cap Value Fund $0.2885

Janus Henderson Mid Cap Value Fund $0.1720

Janus Henderson Small Cap Value Fund $0.1314

Janus Henderson All Asset Fund $0.0839

Janus Henderson Dividend & Income Builder Fund $0.3901

Janus Henderson Strategic Income Fund $0.1267

Janus Henderson International Long/Short Equity Fund $0.2228

R-Class

Janus Henderson Flexible Bond Fund $0.2326

Janus Henderson High-Yield Fund $0.4641

Janus Henderson Global Unconstrained Bond Fund $0.3445

Janus Henderson Mid Cap Value Fund $0.0400

Janus Henderson Small Cap Value Fund $0.0249

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.0868

Janus Henderson Global Income Mangaged Volatility Fund $0.3460

Janus Henderson International Managed Volatility Fund $0.1333

Janus Henderson U.S. Core Fund $0.3040

Janus Henderson U.S. Managed Volatility Fund $0.1500

Janus Henderson Adaptive Global Allocation Fund $0.0768

Janus Henderson Diversified Alternatives Fund $0.2967

Janus Henderson Flexible Bond Fund $0.2594

Janus Henderson Global Allocation Fund - Conservative $0.0655

Janus Henderson Global Allocation Fund - Growth $0.1196

Janus Henderson Global Allocation Fund - Moderate $0.0973

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.3720

Janus Henderson High-Yield Fund $0.4881

Janus Henderson Multi-Sector Income Fund $0.5087

Janus Henderson Real Return Fund $0.3205

Janus Henderson Short-Term Bond Fund $0.0327

Janus Henderson Large Cap Value Fund $0.2295

Janus Henderson Mid Cap Value Fund $0.0899

Janus Henderson Select Value Fund $0.1144

Janus Henderson Small Cap Value Fund $0.0494

Janus Henderson Value Plus Income Fund $0.2464

Janus Henderson All Asset Fund $0.0000

Janus Henderson Dividend & Income Builder Fund $0.1234

Janus Henderson Strategic Income Fund $0.0136

Janus Henderson International Long/Short Equity Fund $0.0000

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1082

Janus Henderson Global Income Mangaged Volatility Fund $0.3697

Janus Henderson International Managed Volatility Fund $0.1339

Janus Henderson U.S. Core Fund $0.3794

Janus Henderson U.S. Managed Volatility Fund $0.1903

Janus Henderson Adaptive Global Allocation Fund $0.0988

Janus Henderson Diversified Alternatives Fund $0.3113

Janus Henderson Flexible Bond Fund $0.2861

Janus Henderson Global Allocation Fund - Conservative $0.1018

Janus Henderson Global Allocation Fund - Growth $0.1636

Janus Henderson Global Allocation Fund - Moderate $0.1322

Janus Henderson Global Bond Fund $0.0000

Janus Henderson Global Unconstrained Bond Fund $0.3933

Janus Henderson High-Yield Fund $0.5083

Janus Henderson Multi-Sector Income Fund $0.5218

Janus Henderson Real Return Fund $0.3384

Janus Henderson Short-Term Bond Fund $0.0395

Janus Henderson Large Cap Value Fund $0.2542

Janus Henderson Mid Cap Value Fund $0.1287

Janus Henderson Select Value Fund $0.1214

Janus Henderson Small Cap Value Fund $0.0947

Janus Henderson Value Plus Income Fund $0.2662

Janus Henderson All Asset Fund $0.0000

Janus Henderson Dividend & Income Builder Fund $0.1244

Janus Henderson Strategic Income Fund $0.0141

Janus Henderson International Long/Short Equity Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 73C correctly, the correct answer is as follows (in 000's):"

A-Class

Janus Henderson Global Unconstrained Bond Fund $0.0069

Janus Henderson Global Bond Fund $0.1688

Janus Henderson Real Return Fund $0.0006

Janus Henderson Strategic Income Fund $0.1330

C-Class

Janus Henderson Global Unconstrained Bond Fund $0.0056

Janus Henderson Global Bond Fund $0.0966

Janus Henderson Real Return Fund $0.0005

Janus Henderson Strategic Income Fund $0.0992

D-Class

Janus Henderson Global Unconstrained Bond Fund $0.0069

Janus Henderson Global Bond Fund $0.1861

Janus Henderson Real Return Fund $0.0007

Janus Henderson Henderson Strategic Income Fund $0.0168

I-Class

Janus Henderson Global Unconstrained Bond Fund $0.0073

Janus Henderson Global Bond Fund $0.1910

Janus Henderson Real Return Fund $0.0007

Janus Henderson Strategic Income Fund $0.1455

N-Class

Janus Henderson Global Unconstrained Bond Fund $0.0074

Janus Henderson Global Bond Fund $0.2008

Janus Henderson Strategic Income Fund $0.1480

R-Class

Janus Henderson Global Unconstrained Bond Fund $0.0061

S-Class

Janus Henderson Global Unconstrained Bond Fund $0.0066

Janus Henderson Global Bond Fund $0.1588

Janus Henderson Real Return Fund $0.0006

Janus Henderson Strategic Income Fund $0.0159

T-Class

Janus Henderson Global Unconstrained Bond Fund $0.0070

Janus Henderson Global Bond Fund $0.1785

Janus Henderson Real Return Fund $0.0007

Janus Henderson Strategic Income Fund $0.0164

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 16

Janus Henderson Global Income Mangaged Volatility Fund: 1,004

Janus Henderson International Managed Volatility Fund: 969

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 4,070

Janus Henderson Adaptive Global Allocation Fund: 70

Janus Henderson Diversified Alternatives Fund: 226

Janus Henderson Flexible Bond Fund: 35,528

Janus Henderson Global Allocation Fund - Conservative: 354

Janus Henderson Global Allocation Fund - Growth: 297

Janus Henderson Global Allocation Fund - Moderate: 804

Janus Henderson Global Bond Fund: 327

Janus Henderson Global Unconstrained Bond Fund: 12,842

Janus Henderson High-Yield Fund: 4,678

Janus Henderson Multi-Sector Income Fund: 855

Janus Henderson Real Return Fund: 251

Janus Henderson Short-Term Bond Fund: 27,365

Janus Henderson Large Cap Value Fund: 186

Janus Henderson Mid Cap Value Fund: 6,009

Janus Henderson Select Value Fund: 33

Janus Henderson Small Cap Value Fund: 2,317

Janus Henderson Value Plus Income Fund: 608

Janus Henderson All Asset Fund: 174

Janus Henderson Dividend & Income Builder Fund: 1,995

Janus Henderson Strategic Income Fund: 4,549

Janus Henderson International Long/Short Equity Fund: 116

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 8

Janus Henderson Global Income Mangaged Volatility Fund: 1,539

Janus Henderson International Managed Volatility Fund: 321

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 3,410

Janus Henderson Adaptive Global Allocation Fund: 117

Janus Henderson Diversified Alternatives Fund: 208

Janus Henderson Flexible Bond Fund: 27,355

Janus Henderson Global Allocation Fund - Conservative: 1,344

Janus Henderson Global Allocation Fund - Growth: 326

Janus Henderson Global Allocation Fund - Moderate: 621

Janus Henderson Global Bond Fund: 349

Janus Henderson Global Unconstrained Bond Fund: 6,327

Janus Henderson High-Yield Fund: 5,079

Janus Henderson Multi-Sector Income Fund: 514

Janus Henderson Real Return Fund: 252

Janus Henderson Short-Term Bond Fund: 13,420

Janus Henderson Large Cap Value Fund: 118

Janus Henderson Mid Cap Value Fund: 4,255

Janus Henderson Select Value Fund: 26

Janus Henderson Small Cap Value Fund: 968

Janus Henderson Value Plus Income Fund: 481

Janus Henderson All Asset Fund: 763

Janus Henderson Dividend & Income Builder Fund: 2,393

Janus Henderson Strategic Income Fund: 4,242

Janus Henderson International Long/Short Equity Fund: 11

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 401

Janus Henderson Global Income Mangaged Volatility Fund: 3,734

Janus Henderson International Managed Volatility Fund:524

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 31,733

Janus Henderson Adaptive Global Allocation Fund: 154

Janus Diversified Alternatives Fund: 476

Janus Henderson Flexible Bond Fund: 59,892

Janus Henderson Global Allocation Fund - Conservative: 14,011

Janus Henderson Global Allocation Fund - Growth: 15,195

Janus Henderson Global Allocation Fund - Moderate: 16,076

Janus Henderson Gloabl Unconstrained Bond Fund: 1,724

Janus Henderson Global Bond Fund: 1,054

Janus Henderson High-Yield Fund: 44,261

Janus Henderson Multi-Sector Income Fund: 2,498

Janus Henderson Real Return Fund: 1,046

Janus Henderson Short-Term Bond Fund: 59,496

Janus Henderson Large Cap Value Fund: 2,983

Janus Henderson Mid Cap Value Fund: 48,422

Janus Henderson Select Value Fund: 1,845

Janus Henderson Small Cap Value Fund: 5,824

Janus Henderson Value Plus Income Fund: 2,837

Janus Henderson All Asset Fund: 7

Janus Henderson Dividend & Income Builder Fund: 36

Janus Henderson Strategic Income Fund: 48

Janus Henderson International Long/Short Equity Fund: 9

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 79

Janus Henderson Global Income Mangaged Volatility Fund: 5,733

Janus Henderson International Managed Volatility Fund: 4,106

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 31,326

Janus Henderson Adaptive Global Allocation Fund: 435

Janus Henderson Diversified Alternatives Fund: 656

Janus Henderson Flexible Bond Fund: 528,288

Janus Henderson Global Allocation Fund - Conservative: 398

Janus Henderson Global Allocation Fund - Growth: 430

Janus Henderson Global Allocation Fund - Moderate: 337

Janus Henderson Global Bond Fund: 3,268

Janus Henderson Global Unconstrained Bond Fund: 174,865

Janus Henderson High-Yield Fund: 90,219

Janus Henderson Multi-Sector Income Fund: 6,480

Janus Henderson Real Return Fund: 258

Janus Henderson Short-Term Bond Fund: 183,493

Janus Henderson Large Cap Value Fund: 2,324

Janus Henderson Mid Cap Value Fund: 55,360

Janus Henderson Select Value Fund: 5,398

Janus Henderson Small Cap Value Fund: 44,500

Janus Henderson Value Plus Income Fund: 581

Janus Henderson All Asset Fund: 687

Janus Henderson Dividend & Income Builder Fund: 6,077

Janus Henderson Strategic Income Fund: 35,391

Janus Henderson International Long/Short Equity Fund: 1,067

L-Class

Janus Henderson Mid Cap Value Fund: 479

Janus Henderson Small Cap Value Fund: 8,179

N-Class

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 4,274

Janus Henderson International Managed Volatility Fund: 3,888

Janus Henderson Adaptive Global Allocation Fund: 4,620

Janus Henderson Diversified Alternatives Fund: 4,915

Janus Henderson Flexible Bond Fund: 55,018

Janus Henderson Global Bond Fund: 18,699

Janus Henderson Global Unconstrained Bond Fund: 565

Janus Henderson High-Yield Fund: 3,583

Janus Henderson Multi-Sector Income Fund: 158

Janus Henderson Short-Term Bond Fund: 9,392

Janus Henderson Large Cap Value Fund: 2,623

Janus Henderson Mid Cap Value Fund: 6,875

Janus Henderson Small Cap Value Fund: 13,022

Janus Henderson All Asset Fund: 2,890

Janus Henderson Dividend & Income Builder Fund: 4

Janus Henderson Strategic Income Fund: 142

Janus Henderson International Long/Short Equity Fund: 490

R-Class

Janus Henderson Flexible Bond Fund: 3,962

Janus Henderson Global Unconstrained Bond Fund: 57

Janus Henderson High-Yield Fund: 170

Janus Henderson Mid Cap Value Fund: 4,092

Janus Henderson Small Cap Value Fund: 1,566

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 5

Janus Henderson Global Income Mangaged Volatility Fund: 28

Janus Henderson International Managed Volatility Fund: 85

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 3,392

Janus Henderson Adaptive Global Allocation Fund: 112

Janus Henderson Diversified Alternatives Fund: 144

Janus Henderson Flexible Bond Fund: 4,651

Janus Henderson Global Allocation Fund - Conservative: 122

Janus Henderson Global Allocation Fund - Growth: 182

Janus Henderson Global Allocation Fund - Moderate: 216

Janus Henderson Global Bond Fund: 47

Janus Henderson Global Unconstrained Bond Fund: 111

Janus Henderson High-Yield Fund: 200

Janus Henderson Multi-Sector Income Fund: 113

Janus Henderson Real Return Fund: 73

Janus Henderson Short-Term Bond Fund: 738

Janus Henderson Large Cap Value Fund: 18

Janus Henderson Mid Cap Value Fund: 11,433

Janus Henderson Select Value Fund: 6

Janus Henderson Small Cap Value Fund: 3,080

Janus Henderson Value Plus Income Fund: 170

Janus Henderson All Asset Fund: 5

Janus Henderson Dividend & Income Builder Fund: 4

Janus Henderson Strategic Income Fund: 5

Janus Henderson International Long/Short Equity Fund: 5

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 17

Janus Henderson Global Income Mangaged Volatility Fund: 4,119

Janus Henderson International Managed Volatility Fund: 1,995

Janus Henderson U.S. Core Fund: 0

Janus Henderson U.S. Managed Volatility Fund: 24,759

Janus Henderson Adaptive Global Allocation Fund: 217

Janus Henderson Diversified Alternatives Fund: 365

Janus Henderson Flexible Bond Fund: 124,497

Janus Henderson Global Allocation Fund - Conservative: 1,891

Janus Henderson Global Allocation Fund - Growth: 1,315

Janus Henderson Global Allocation Fund - Moderate: 1,425

Janus Henderson Global Bond Fund: 609

Janus Henderson Global Unconstrained Bond Fund: 22,552

Janus Henderson High-Yield Fund: 96,676

Janus Henderson Multi-Sector Income Fund: 1,741

Janus Henderson Real Return Fund: 283

Janus Henderson Short-Term Bond Fund: 383,683

Janus Henderson Large Cap Value Fund: 278

Janus Henderson Mid Cap Value Fund: 92,803

Janus Henderson Select Value Fund: 759

Janus Henderson Small Cap Value Fund: 34,957

Janus Henderson Value Plus Income Fund: 345

Janus Henderson All Asset Fund: 5

Janus Henderson Dividend & Income Builder Fund: 5

Janus Henderson Strategic Income Fund: 6

Janus Henderson International Long/Short Equity Fund: 5

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74V correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.47

Janus Henderson Global Income Mangaged Volatility Fund $13.38

Janus Henderson International Managed Volatility Fund $8.50

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.41

Janus Henderson Adaptive Global Allocation Fund $10.55

Janus Henderson Diversified Alternatives Fund $10.16

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.73

Janus Henderson Global Allocation Fund - Growth $13.98

Janus Henderson Global Allocation Fund - Moderate $13.14

Janus Henderson Global Bond Fund $9.54

Janus Henderson Global Unconstrained Bond Fund $9.64

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.50

Janus Henderson Short-Term Bond Fund $3.02

Janus Henderson Large Cap Value Fund $16.45

Janus Henderson Mid Cap Value Fund $17.60

Janus Henderson Select Value Fund $13.71

Janus Henderson Small Cap Value Fund $23.19

Janus Henderson Value Plus Income Fund $11.72

Janus Henderson All Asset Fund $10.70

Janus Henderson Dividend & Income Builder Fund $12.94

Janus Henderson Strategic Income Fund $9.46

Janus Henderson International Long/Short Equity Fund $9.69

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.44

Janus Henderson Global Income Mangaged Volatility Fund $13.28

Janus Henderson International Managed Volatility Fund $8.33

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.16

Janus Henderson Adaptive Global Allocation Fund $10.48

Janus Henderson Diversified Alternatives Fund $9.94

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.47

Janus Henderson Global Allocation Fund - Growth $13.74

Janus Henderson Global Allocation Fund - Moderate $12.95

Janus Henderson Global Bond Fund $9.54

Janus Henderson Gloabl Unconstrained Bond Fund $9.63

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.84

Janus Henderson Real Return Fund $9.45

Janus Henderson Short-Term Bond Fund $3.02

Janus Henderson Large Cap Value Fund $16.21

Janus Henderson Mid Cap Value Fund $17.26

Janus Henderson Select Value Fund $13.43

Janus Henderson Small Cap Value Fund $22.09

Janus Henderson Value Plus Income Fund $11.74

Janus Henderson All Asset Fund $10.46

Janus Henderson Dividend & Income Builder Fund $12.81

Janus Henderson Strategic Income Fund $9.41

Janus Henderson International Long/Short Equity Fund $9.39

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.47

Janus Henderson Global Income Mangaged Volatility Fund $13.34

Janus Henderson International Managed Volatility Fund $8.43

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.29

Janus Henderson Adaptive Global Allocation Fund $10.54

Janus Henderson Diversified Alternatives Fund $10.20

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.77

Janus Henderson Global Allocation Fund - Growth $14.08

Janus Henderson Global Allocation Fund - Moderate $13.22

Janus Henderson Global Bond Fund $9.53

Janus Henderson Global Unconstrained Bond Fund $9.64

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.84

Janus Henderson Real Return Fund $9.51

Janus Henderson Short-Term Bond Fund $3.03

Janus Henderson Large Cap Value Fund $16.37

Janus Henderson Mid Cap Value Fund $17.37

Janus Henderson Select Value Fund $13.76

Janus Henderson Small Cap Value Fund $23.01

Janus Henderson Value Plus Income Fund $11.72

Janus Henderson All Asset Fund $10.67

Janus Henderson Dividend & Income Builder Fund $12.93

Janus Henderson Strategic Income Fund $9.45

Janus Henderson International Long/Short Equity Fund $9.53

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.48

Janus Henderson Global Income Mangaged Volatility Fund $13.41

Janus Henderson International Managed Volatility Fund $8.46

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.40

Janus Henderson Adaptive Global Allocation Fund $10.57

Janus Henderson Diversified Alternatives Fund $10.24

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.77

Janus Henderson Global Allocation Fund - Growth $14.08

Janus Henderson Global Allocation Fund - Moderate $13.22

Janus Henderson Global Bond Fund $9.53

Janus Henderson Global Unconstrained Bond Fund $9.64

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.45

Janus Henderson Short-Term Bond Fund $3.02

Janus Henderson Large Cap Value Fund $16.44

Janus Henderson Mid Cap Value Fund $17.40

Janus Henderson Select Value Fund $13.78

Janus Henderson Small Cap Value Fund $23.13

Janus Henderson Value Plus Income Fund $11.73

Janus Henderson All Asset Fund $10.67

Janus Henderson Dividend & Income Builder Fund $12.94

Janus Henderson Strategic Income Fund $9.43

Janus Henderson International Long/Short Equity Fund $9.53

L-Class

Janus Henderson Mid Cap Value Fund $17.82

Janus Henderson Small Cap Value Fund $23.69

N-Class

Janus Henderson U.S. Managed Volatility Fund $10.37

Janus Henderson International Managed Volatility Fund $8.45

Janus Henderson U.S. Core Fund $0

Janus Henderson Adaptive Global Allocation Fund $10.56

Janus Henderson Diversified Alternatives Fund $10.26

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Bond Fund $9.52

Janus Henderson Global Unconstrained Bond Fund $9.64

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.84

Janus Henderson Short-Term Bond Fund $3.02

Janus Henderson Large Cap Value Fund $16.42

Janus Henderson Mid Cap Value Fund $17.34

Janus Henderson Small Cap Value Fund $23.09

Janus Henderson All Asset Fund $10.65

Janus Henderson Dividend & Income Builder Fund $12.91

Janus Henderson Strategic Income Fund $9.44

Janus Henderson International Long/Short Equity Fund $9.54

R-Class

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Unconstrained Bond Fund $9.64

Janus Henderson High-Yield Fund $8.49

Janus Henderson Mid Cap Value Fund $17.38

Janus Henderson Small Cap Value Fund $22.64

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.47

Janus Henderson Global Income Mangaged Volatility Fund $13.35

Janus Henderson International Managed Volatility Fund $8.52

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.40

Janus Henderson Adaptive Global Allocation Fund $10.53

Janus Henderson Diversified Alternatives Fund $10.10

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.66

Janus Henderson Global Allocation Fund - Growth $13.91

Janus Henderson Global Allocation Fund - Moderate $13.05

Janus Henderson Global Bond Fund $9.54

Janus Henderson Global Unconstrained Bond Fund $9.63

Janus Henderson High-Yield Fund $8.51

Janus Henderson Multi-Sector Income Fund $9.84

Janus Henderson Real Return Fund $9.52

Janus Henderson Short-Term Bond Fund $3.02

Janus Henderson Large Cap Value Fund $16.59

Janus Henderson Mid Cap Value Fund $17.56

Janus Henderson Select Value Fund $13.71

Janus Henderson Small Cap Value Fund $22.89

Janus Henderson Value Plus Income Fund $11.73

Janus Henderson All Asset Fund $10.67

Janus Henderson Dividend & Income Builder Fund $12.93

Janus Henderson Strategic Income Fund $9.45

Janus Henderson International Long/Short Equity Fund $9.53

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $10.48

Janus Henderson Global Income Mangaged Volatility Fund $13.36

Janus Henderson International Managed Volatility Fund $8.42

Janus Henderson U.S. Core Fund $0

Janus Henderson U.S. Managed Volatility Fund $10.28

Janus Henderson Adaptive Global Allocation Fund $10.55

Janus Henderson Diversified Alternatives Fund $10.17

Janus Henderson Flexible Bond Fund $10.39

Janus Henderson Global Allocation Fund - Conservative $12.75

Janus Henderson Global Allocation Fund - Growth $14.06

Janus Henderson Global Allocation Fund - Moderate $13.19

Janus Henderson Global Bond Fund $9.53

Janus Henderson Global Unconstrained Bond Fund $9.63

Janus Henderson High-Yield Fund $8.50

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.48

Janus Henderson Short-Term Bond Fund $3.03

Janus Henderson Large Cap Value Fund $16.34

Janus Henderson Mid Cap Value Fund $17.45

Janus Henderson Select Value Fund $13.76

Janus Henderson Small Cap Value Fund $23.05

Janus Henderson Value Plus Income Fund $11.72

Janus Henderson All Asset Fund $10.67

Janus Henderson Dividend & Income Builder Fund $12.93

Janus Henderson Strategic Income Fund $9.45

Janus Henderson International Long/Short Equity Fund $9.53